WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021

Effective July 12, 2021, the information below replaces similar disclosure in the Summary Prospectus of the William Blair International Leaders Fund.

Portfolio Manager(s). Alaina Anderson, a Partner of the Adviser, Simon Fennell, a Partner of the Adviser, and Kenneth J. McAtamney, a Partner of the Adviser, co-manage the Fund. Ms. Anderson has co-managed the Fund since 2021. Mr. Fennell has co-managed the Fund since 2013. Mr. McAtamney has co-managed the Fund since its inception in 2012.

Dated: July 12, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.